                                                                        Page 237
                                                               Exhibit 10(i)A(6)

                             PERFORMANCE UNDERTAKING

     This Performance Undertaking (this "Undertaking"), dated as of May 2, 2001, is executed by National Service  Industries,  Inc., a Delaware  corporation (the
"Performance  Guarantor") in favor of NSI Funding,  Inc., a Delaware corporation
(together with its successors and assigns, "Recipient").

                                    RECITALS

1.   NSI Enterprises,  Inc., a California  corporation ("NSI Enterprises"),  and
     National Service  Industries,  Inc., a Georgia  corporation  ("NSI Georgia"
     and,  together with NSI Enterprises,  the  "Originators")  are parties to a
     Receivables Sale Agreement,  dated as of May 2, 2001 (as amended,  restated
     or otherwise  modified from time to time, the "First-Step Sale Agreement"), pursuant  to which NSI  Enterprises,  subject  to the terms and  conditions contained  therein,  plans to sell its  right,  title and  interest  in its accounts receivable and certain related assets to NSI Georgia.

2.   NSI  Georgia  and  Recipient   are  parties  to  a  Receivables   Sale  and
     Contribution  Agreement,  dated as of May 2, 2001 (as amended,  restated or otherwise modified from time to time, the "Sale and Contribution Agreement"
     and, together with the First-Step Sale Agreement,  the "Sale  Agreements"),
     pursuant  to  which  NSI  Georgia,  subject  to the  terms  and  conditions contained  therein,  plans  to sell or  contribute  its  right,  title  and interest in certain of its accounts  receivable and certain  related assets
     (including  NSI Georgia's  rights under the First-Step  Sale  Agreement) to
     Recipient.

3.   Recipient  intends to finance its purchases under the Sale and Contribution
     Agreement in part by borrowing under a Credit and Security  Agreement dated as of May 2, 2001 (as the same may from time to time  hereafter be amended, supplemented,  restated or  otherwise  modified,  the "Credit and  Security
     Agreement" and, together with the Sale Agreements,  the "Agreements") among
     Recipient,  as Borrower, NSI Georgia, as initial Servicer, Blue Ridge Asset
     Funding   Corporation  ("Blue  Ridge"),   the  banks  and  other  financial
     institutions from time to time party thereto as "Liquidity Banks" (together with Blue Ridge,  the "Lenders")  and Wachovia Bank,  N.A. or any successor agent appointed pursuant to the terms of the Credit and Security Agreement, as agent for the Lenders (in such capacity, the "Agent").

4.   Performance  Guarantor  owns,  directly or indirectly,  one hundred percent
     (100%) of the capital stock of each of the Originators  and Recipient,  and each  of  the  Originators  (and  accordingly,  Performance  Guarantor)  is expected to receive  substantial  direct and indirect  benefits  from their sales and/or  contributions of receivables  pursuant to the Sale Agreements
     (which benefits are hereby acknowledged).

5.   As an inducement for Recipient to acquire Originators'  accounts receivable pursuant  to the Sale  Agreements,  Performance  Guarantor  has  agreed  to guaranty (a) the due and punctual  performance  by NSI  Enterprises  of its obligations  under the First-Step Sale Agreement,  (b) the due and punctual
     performance  by  NSI  Georgia  of  its  obligations   under  the  Sale  and

                                                                        Page 238
                                                               Exhibit 10(i)A(6)

     Contribution  Agreement,  and (c) the due and punctual  performance  by NSI
     Georgia of its servicing  duties,  and NSI Enterprises of its sub-servicing duties, under the Credit and Security Agreement.

6.   Performance  Guarantor wishes to guaranty the due and punctual  performance by NSI Enterprises and NSI Georgia of the aforesaid obligations as provided herein.

                                    AGREEMENT

     NOW, THEREFORE, Performance Guarantor hereby agrees as follows:

     Section  1.  Definitions.  Capitalized  terms used  herein and not  defined herein shall the respective  meanings  assigned  thereto in the  Agreements.  In addition:

     "Guaranteed   Obligations"   means,   collectively,   (a)  all   covenants,
agreements,  terms,  conditions and  indemnities to be performed and observed by
(i) NSI  Enterprises as seller under the  First-Step  Sale Agreement or (ii) NSI
Georgia as seller and  contributor  under the Sale and  Contribution  Agreement, including,  without  limitation,  in each of the  foregoing  cases,  the due and punctual  payment  of all sums  which are or may  become due and owing by either such Originator in its capacity as a seller or seller and contributor  under the
Sale Agreements,  whether for fees,  expenses  (including  actual and reasonable counsel fees), indemnified amounts or otherwise, whether upon any termination or for any other reason, and (b) all Servicing-Related Obligations.

     "Servicing  Related  Obligations" means all covenants,  agreements,  terms, conditions  and  indemnities  to be performed and observed by (i) NSI Georgia in its capacity as Servicer  under the Credit and Security  Agreement,  and/or (ii)
NSI  Enterprises  in its  capacity as a  sub-servicing  delegate of the Servicer under the Credit and Security Agreement.

     Section 2. Guaranty of Performance of Guaranteed  Obligations.  Performance
Guarantor  hereby  guarantees  to Recipient,  the full and punctual  payment and performance by each Originator of its respective  Guaranteed  Obligations.  This
Undertaking is an absolute,  unconditional  and continuing  guaranty of the full and punctual performance of all Guaranteed  Obligations of each Originator under the  Agreements  and each  other  document  executed  and  delivered  by  either
Originator  pursuant to the  Agreements  and is in no way  conditioned  upon any requirement  that Recipient first attempt to collect any amounts owing by either
Originator to Recipient, the Agent or Blue Ridge from any other Person or resort to any collateral security,  any balance of any deposit account or credit on the books of Recipient, the Agent or Blue Ridge in favor of either Originator or any other  Person or other means of  obtaining  payment.  Should  either  Originator default in the  payment or  performance  of any of its  Guaranteed  Obligations,
Recipient (or its assigns) may cause the immediate  performance  by  Performance
Guarantor  of the  Guaranteed  Obligations  and  cause  any  payment  Guaranteed
Obligations  to become  forthwith due and payable to Recipient (or its assigns), without  demand  or notice  of any  nature  (other  than as  expressly  provided herein),  all of which are hereby  expressly  waived by  Performance  Guarantor.

                                                                        Page 239
                                                               Exhibit 10(i)A(6)

Notwithstanding  the  foregoing,  this  Undertaking  is not a  guarantee  of the payment or collection of any of the  Receivables or the Loans,  and  Performance
Guarantor shall not be responsible for any Guaranteed  Obligations to the extent the failure to perform such Guaranteed  Obligations by either Originator results from Receivables being uncollectible on account of the insolvency, bankruptcy or lack of  creditworthiness  of the related Obligor;  provided that nothing herein
shall  relieve  either   Originator  from  performing  in  full  its  Guaranteed
Obligations  under the  Agreements or Performance  Guarantor of its  undertaking hereunder with respect to the full performance of such duties.

     Section 3. Performance  Guarantor's Further Agreements to Pay.  Performance
Guarantor  further agrees, as the principal obligor and not as a guarantor only, to  pay  to  Recipient  (and  its  assigns),  forthwith  upon  demand  in  funds immediately available to Recipient, all reasonable costs and expenses (including court costs and  reasonable  legal  expenses)  actually  incurred or expended by
Recipient in connection with  enforcement of the Guaranteed  Obligations  and/or this  Undertaking,  together  with  interest on amounts not paid by  Performance
Guarantor  under this  Undertaking  within two Business  Days after such amounts become due until payment,  at a rate of interest (computed for the actual number of days  elapsed  based on a 360 day year)  equal to the Prime  Rate plus 2% per annum, such rate of interest changing when and as the Prime Rate changes.

     Section 4. Waivers by Performance  Guarantor.  Performance Guarantor waives notice of acceptance of this Undertaking,  notice of any action taken or omitted by  Recipient  (or  its  assigns)  in  reliance  on  this  Undertaking,  and any requirement  that  Recipient  (or its  assigns)  be diligent or prompt in making demands  under  this  Undertaking,  giving  notice  of  any  Termination  Event,
Amortization  Event, other default or omission by either Originator or asserting any other  rights of Recipient  under this  Undertaking.  Performance  Guarantor warrants  that it has  adequate  means to  obtain  from  each  Originator,  on a continuing  basis,  information  concerning  the  financial  condition  of  such
Originator, and that it is not relying on Recipient to provide such information, now or in the future. Performance Guarantor also irrevocably waives all defenses
(i) that at any time may be available in respect of the  Guaranteed  Obligations by virtue of any statute of  limitations,  valuation,  stay,  moratorium  law or other similar law now or hereafter in effect or (ii) that arise under the law of suretyship,  including  impairment of  collateral.  Recipient  (and its assigns)
shall be at  liberty,  without  giving  notice  to or  obtaining  the  assent of
Performance  Guarantor  and  without  relieving  Performance  Guarantor  of  any liability  under this  Undertaking,  to deal with each  Originator and with each other party who now is or after the date hereof becomes liable in any manner for any of the  Guaranteed  Obligations,  in such  manner as  Recipient  in its sole discretion  deems fit,  and to this end  Performance  Guarantor  agrees that the validity and enforceability of this Undertaking,  including without  limitation, the provisions of Section 7 hereof,  shall not be impaired or affected by any of the following: (a) any extension, modification or renewal of, or indulgence with respect to, or substitutions for, the Guaranteed Obligations or any part thereof or any agreement  relating  thereto at any time;  (b) any failure or omission to enforce any right, power or remedy with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto,  or any collateral  securing the  Guaranteed  Obligations  or any part thereof;  (c) any waiver of any right, power or remedy or of any Termination Event, Amortization Event, or default with respect to the  Guaranteed  Obligations  or any part  thereof  or any  agreement relating thereto; (d) any release, surrender,  compromise,  settlement,  waiver, subordination  or  modification,  with or  without  consideration,  of any other obligation of any person or entity with respect to the Guaranteed Obligations or any  part  thereof;  (e)  the  enforceability  or  validity  of  the  Guaranteed

                                                                        Page 240
                                                               Exhibit 10(i)A(6)

Obligations or any part thereof or the genuineness,  enforceability  or validity of any agreement relating thereto or with respect to the Guaranteed  Obligations or any part thereof; (f) the application of payments received from any source to the payment of any payment  obligations of either Originator or any part thereof or amounts which are not covered by this  Undertaking  even though Recipient (or its assigns)  might  lawfully have elected to apply such payments to any part or all of the payment  obligations  of such  Originator or to amounts which are not covered by this  Undertaking;  (g) the  existence of any claim,  setoff or other rights  which  Performance  Guarantor  may  have  at  any  time  against  either
Originator  in  connection  herewith  or  any  unrelated  transaction;  (h)  any assignment or transfer of the Guaranteed Obligations or any part thereof; or (i)
any failure on the part of either  Originator to perform or comply with any term of the  Agreements or any other  document  executed in  connection  therewith or delivered  thereunder,  all whether or not Performance  Guarantor shall have had notice or knowledge of any act or omission  referred to in the foregoing clauses
(a) through (i) of this Section 4.

     Section 5. Unenforceability of Guaranteed  Obligations Against Originators.
Notwithstanding  (a) any change of ownership of Performance  Guarantor or either
Originator or the insolvency, bankruptcy or any other change in the legal status of either  Originator;  (b) the change in or the imposition of any law,  decree, regulation or other governmental act which does or might impair, delay or in any way  affect  the  validity,  enforceability  or  the  payment  when  due  of the
Guaranteed  Obligations  (unless the same shall be applicable to the Performance
Guarantor);  (c) the failure of either  Originator or  Performance  Guarantor to maintain in full force,  validity or effect or to obtain or renew when  required
all  governmental  and  other  approvals,   licenses  or  consents  required  in
connection with the Guaranteed  Obligations or this Undertaking,  or to take any other action  required in connection  with the  performance  of all  obligations pursuant to the Guaranteed Obligations or this Undertaking; or (d) if any of the moneys included in the Guaranteed  Obligations  have become  irrecoverable  from either  Originator  for any other reason other than final payment in full of the payment  obligations  in accordance  with their terms or lawful setoff of claims against  the  Purchasers,  this  Undertaking  shall  nevertheless  be binding on
Performance  Guarantor.  This  Undertaking  shall be in  addition  to any  other guaranty or other security for the Guaranteed  Obligations,  and it shall not be rendered unenforceable by the invalidity of any such other guaranty or security.
In the event that  acceleration of the time for payment of any of the Guaranteed
Obligations  is stayed upon the  insolvency,  bankruptcy  or  reorganization  of either Originator or for any other reason with respect to either Originator, all such amounts then due and owing with respect to the Guaranteed Obligations under the terms of the  Agreements,  or any other  agreement  evidencing,  securing or otherwise  executed in  connection  with the  Guaranteed  Obligations,  shall be immediately due and payable by Performance Guarantor.

     Section 6.  Representations  and Warranties.  Performance  Guarantor hereby represents  and  warrants  to  Recipient  and its assigns  that (a)  Performance
Guarantor is a corporation duly organized, validly existing and in good standing under  the  laws of  Delaware  and has all  corporate  powers  and all  material governmental licenses, authorizations,  consents and approvals required to carry on its  business  as now  conducted,  and (b) this  Undertaking  has  been  duly executed and  delivered by  Performance  Guarantor and  constitutes  its legally valid and binding  obligation,  enforceable  against  Performance  Guarantor  in accordance with its terms, provided that the enforceability hereof is subject to

                                                                        Page 241
                                                               Exhibit 10(i)A(6)

general  principles  of equity and to  bankruptcy,  insolvency  and similar laws affecting  the  enforcement  of  creditors'  rights  generally  and  by  general equitable principles.

     Section 7. Subrogation.  Notwithstanding anything to the contrary contained herein, until the Guaranteed Obligations are paid in full Performance Guarantor:
(a) will not enforce or otherwise  exercise any right of  subrogation  to any of the rights of Recipient, the Agent or Blue Ridge against either Originator,  (b)
hereby waives all rights of subrogation (whether contractual,  under Section 509 of the United States  Bankruptcy  Code, at law or in equity or otherwise) to the claims of Recipient,  the Agent and Blue Ridge against either Originator and all
contractual,   statutory   or  legal  or  equitable   rights  of   contribution,
reimbursement,  indemnification and similar rights and "claims" (as that term is defined in the United States Bankruptcy Code) which Performance  Guarantor might now have or hereafter  acquire  against  either  Originator  that arise from the existence or performance of Performance Guarantor's  obligations hereunder,  (c)
will not claim any setoff,  recoupment or counterclaim against either Originator in respect of any liability of Performance  Guarantor to such Originator and (d)
waives any benefit of and any right to participate  in any  collateral  security which may be held by Beneficiaries, the Agent or Blue Ridge.

     Section 8. Termination of Performance Undertaking.  Performance Guarantor's
obligations  hereunder  shall  continue  in full  force  and  effect  until  all
Obligations  are finally paid and  satisfied in full and the Credit and Security
Agreement is  terminated,  provided that this  Undertaking  shall continue to be effective or shall be reinstated,  as the case may be, if at any time payment or other  satisfaction  of any of the  Guaranteed  Obligations is rescinded or must
otherwise  be  restored  or  returned  upon  the  bankruptcy,   insolvency,   or
reorganization of either Originator or otherwise, as though such payment had not been made or other  satisfaction  occurred,  whether  or not  Recipient  (or its assigns) is in possession of this  Undertaking.  No invalidity,  irregularity or unenforceability  by reason of the federal  bankruptcy code or any insolvency or other  similar  law,  or any law or order of any  government  or agency  thereof purporting to reduce, amend or otherwise affect the Guaranteed Obligations shall impair,  affect, be a defense to or claim against the obligations of Performance
Guarantor under this Undertaking.

     Section 9. Effect of Bankruptcy. This Performance Undertaking shall survive the  insolvency  of  either  Originator  and  the  commencement  of any  case or proceeding by or against either Originator under the federal  bankruptcy code or
other   federal,   state  or  other   applicable   bankruptcy,   insolvency   or
reorganization  statutes.  No automatic stay under the federal  bankruptcy  code with respect to either  Originator or other federal,  state or other  applicable bankruptcy,  insolvency or reorganization statutes to which either Originator is subject shall  postpone the  obligations  of  Performance  Guarantor  under this
Undertaking.

     Section 10. Setoff.  Regardless of the other means of obtaining  payment of any of the  Guaranteed  Obligations,  Recipient  (and  its  assigns)  is  hereby authorized  at any  time and  from  time to time  during  the  existence  of any
Amortization  Event,  without notice to  Performance  Guarantor (any such notice being  expressly  waived by  Performance  Guarantor)  and to the fullest  extent permitted  by law, to set off and apply any  deposits and other sums against the obligations of Performance  Guarantor under this  Undertaking  then past due for more than two Business Days.

                                                                        Page 242
                                                               Exhibit 10(i)A(6)

     Section  11.  Taxes.  All  payments  to be  made by  Performance  Guarantor hereunder  shall be made free and clear of any deduction or withholding  (except for taxes excluded under Section 10.1 of the Credit and Security Agreement).  If
Performance Guarantor is required by law to make any deduction or withholding on account  of any  Taxes or  otherwise  from any such  payment  (except  for taxes excluded under Section 10.1 of the Credit and Security  Agreement),  the sum due
from it in respect of such payment shall be increased to the extent necessary to ensure  that,  after the  making of such  deduction  or  withholding,  Recipient receive  a net sum  equal to the sum  which  they  would  have  received  had no deduction or withholding been made.

     Section 12. Further Assurances.  Performance  Guarantor agrees that it will from  time to time,  at the  request  of  Recipient  (or its  assigns),  provide information  relating to the  business and affairs of  Performance  Guarantor as
Recipient may reasonably request.

     Section 13. Successors and Assigns.  This Performance  Undertaking shall be binding upon Performance  Guarantor,  its successors and permitted assigns,  and shall inure to the benefit of and be enforceable by Recipient and its successors and  assigns.  Without  limiting  the  generality  of  the  foregoing  sentence,
Recipient may pledge or assign, and hereby notifies  Performance  Guarantor that it has pledged and assigned,  this Performance Undertaking to the Agent, for the benefit  of the  Lenders,  as  security  for the  Obligations,  and  Performance
Guarantor  hereby  acknowledges  that the Agent  may  enforce  this  Performance
Undertaking,  on behalf of Recipient  and the  Lenders,  with the same force and effect as though  the Agent  were the  Recipient  hereunder.  Subject to Section
7.1(c)(ii) of the Credit and Security Agreement,  Performance  Guarantor may not
assign or transfer any of its  obligations  hereunder  without the prior written consent of each of Recipient and the Agent.

     Section 14. Amendments and Waivers. No amendment or waiver of any provision of this  Undertaking  nor  consent to any  departure  by  Performance  Guarantor therefrom  shall be effective  unless the same shall be in writing and signed by
Recipient,  the Agent  and  Performance  Guarantor.  No  failure  on the part of
Recipient to exercise,  and no delay in exercising,  any right  hereunder  shall operate as a waiver  thereof;  nor shall any single or partial  exercise  of any right hereunder  preclude any other or further  exercise thereof or the exercise of any other right.

     Section 15.  Notices.  All notices and other  communications  provided  for hereunder  shall be made in writing and shall be  addressed  as  follows:  if to
Performance  Guarantor,  at the address set forth beneath its signature  hereto, and if to  Recipient,  at the  addresses  set forth beneath its signature to the
Credit and Security Agreement, or at such other addresses as each of Performance
Guarantor or any  Recipient  may  designate  in writing to the other.  Each such notice or other communication shall be effective (a) if given by telecopy,  upon the receipt thereof, (b) if given by mail, five (5) Business Days after the time such  communication is deposited in the mail with first class postage prepaid or
(c) if given by any other means,  when received at the address specified in this
Section 15.

     Section  16.  GOVERNING  LAW.  THIS  UNDERTAKING   SHALL  BE  CONSTRUED  IN
ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF
GEORGIA.

                                                                        Page 243
                                                               Exhibit 10(i)A(6)

     Section 17. CONSENT TO  JURISDICTION.  TO THE FULLEST  EXTENT  PERMITTED BY
APPLICABLE  LAW:  (A)  EACH  OF  PERFORMANCE   GUARANTOR  AND  RECIPIENT  HEREBY
IRREVOCABLY  SUBMITS TO THE  NON-EXCLUSIVE  JURISDICTION  OF ANY  UNITED  STATES
FEDERAL OR GEORGIA STATE COURT SITTING IN FULTON  COUNTY,  GEORGIA IN ANY ACTION
OR PROCEEDING ARISING OUT OF OR RELATING TO THIS UNDERTAKING,  THE AGREEMENTS OR
ANY OTHER DOCUMENT EXECUTED IN CONNECTION  THEREWITH OR DELIVERED THEREUNDER AND
(B) EACH OF PERFORMANCE  GUARANTOR AND RECIPIENT HEREBY  IRREVOCABLY AGREES THAT
ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING  MAY BE HEARD AND  DETERMINED
IN ANY SUCH COURT AND  IRREVOCABLY  WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER
HAVE AS TO THE VENUE OF ANY SUCH SUIT,  ACTION OR  PROCEEDING  BROUGHT IN SUCH A
COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.

     Section  18.  WAIVER OF JURY  TRIAL.  TO THE MAXIMUM  EXTENT  PERMITTED  BY
APPLICABLE LAW, EACH OF PERFORMANCE  GUARANTOR AND RECIPIENT HEREBY WAIVES TRIAL
BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER
(WHETHER  SOUNDING IN TORT,  CONTRACT OR  OTHERWISE)  IN ANY WAY ARISING OUT OF,
RELATED TO, OR CONNECTED  WITH THIS  UNDERTAKING,  THE  AGREEMENTS  OR ANY OTHER
DOCUMENT  EXECUTED  IN  CONNECTION  THEREWITH  OR  DELIVERED  THEREUNDER  OR THE
RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER

     Section 19. Bankruptcy Petition. Performance Guarantor hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all  outstanding  senior  indebtedness  owed by Blue Ridge,  it will not institute against, or join any other Person in instituting  against,  Blue Ridge
any   bankruptcy,   reorganization,   arrangement,   insolvency  or  liquidation
proceedings or other similar  proceeding  under the laws of the United States or any state of the United States.

     Section  20.  Miscellaneous.   This  Undertaking   constitutes  the  entire
agreement of Performance Guarantor with respect to the matters set forth herein.
The rights and remedies  herein provided are cumulative and not exclusive of any remedies  provided by law or any other agreement,  and this Undertaking shall be in  addition  to any other  guaranty of or  collateral  security  for any of the
Guaranteed Obligations. The provisions of this Undertaking are severable, and in any action or  proceeding  involving  any state  corporate  law, or any state or federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors  generally,  if the obligations of Performance  Guarantor hereunder would otherwise be held or determined to be avoidable,  invalid or unenforceable on  account  of the  amount of  Performance  Guarantor's  liability  under  this
Undertaking,  then,  notwithstanding  any other provision of this Undertaking to the contrary,  the amount of such liability shall, without any further action by
Performance Guarantor or Recipient,  be automatically limited and reduced to the highest  amount that is valid and  enforceable  as  determined in such action or
proceeding.   Any  provisions  of  this  Undertaking  which  are  prohibited  or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability  without  invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any

                                                                        Page 244
                                                               Exhibit 10(i)A(6)

jurisdiction shall not invalidate or render  unenforceable such provision in any other jurisdiction.  Unless otherwise specified,  references herein to "Section"
shall mean a reference to sections of this Undertaking.

                            {signature page follows}

                                                                        Page 245
                                                               Exhibit 10(i)A(6)

     IN WITNESS WHEREOF, Performance Guarantor has caused this Undertaking to be executed and delivered as of the date first above written.

                         National Service Industries, Inc., A DELAWARE CORPORATION

                         By: ______________________________
                         Name: ____________________________
                         Title: _____________________________

                         Address for Notices:

                         NSI Center
                         1420 Peachtree Street, N.E.
                         Atlanta, Georgia 30309
                         Attention: Treasurer
                         Telecopier: 404-853-1330
                         Telephone: 404-853-1368